Long-Term Debt (Schedule of Future Contractual Maturities of Long-Term Debt) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Jun. 30, 2014	Nov. 26, 2013	Jun. 30, 2013
Debt Disclosure [Abstract]
2015		$ 20,450
2016		20,450
2017		20,450
2018		20,450
2019		20,450
Thereafter		3,158,526
Total	$ 3,001,100	$ 3,260,776	$ 1,749,750	$ 2,853,800